UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

SWK Holdings Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
N/A
(2) Aggregate number of securities to which transaction applies:
N/A
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
(4) Proposed maximum aggregate value of transaction:
N/A
(5) Total fee paid:
N/A
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
N/A
(2) Form, Schedule or Registration Statement No.:
N/A
(3) Filing Party:
N/A
(4) Date Filed:
N/A

SWK HOLDINGS CORPORATION

14755 Preston Road, Suite 105

Dallas, Texas 75254

Dear Fellow Stockholders:

You are cordially invited to attend our 2016 Annual Meeting of Stockholders to be held at the 5-Star Conference Center, 14785 Preston Road, Dallas, Texas 75254, on Tuesday, May 31, 2016 at 9:00 a.m., central time.

The matters expected to be acted upon at our 2016 Annual Meeting of Stockholders are the election of one (1) director, the ratification of the appointment of Burr Pilger Mayer, Inc. as our independent auditors for the fiscal year ending December 31, 2016, and the approval on an advisory basis of the compensation paid to certain officers.

These proposals are described in detail in the accompanying Notice of the 2016 Annual Meeting of Stockholders and Proxy Statement.

Whether you plan to attend our 2016 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope prior to our 2016 Annual Meeting of Stockholders so that your shares will be represented at the meeting. Returning the proxy card does not deprive you of your right to attend our 2016 Annual Meeting of Stockholders and to vote your shares in person and in accordance with the procedures set forth in the proxy statement.

Thank you for your continued support.

Sincerely,
Michael Weinberg
Chairman of the Board

Dallas, Texas

May 12, 2016

This Proxy Statement will first be mailed to the Company’s stockholders on or about May 12, 2016.

SWK HOLDINGS CORPORATION

14755 Preston Road, Suite 105

Dallas, Texas 75254

NOTICE OF THE 2016 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

NOTICE IS HEREBY GIVEN of the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of SWK Holdings Corporation, a Delaware corporation (the “Company”), to be held at the 5-Star Conference Center, 14785 Preston Road, Dallas, Texas 75254, on Tuesday, May 31, 2016, at 9:00 a.m., central time.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	The election of Edward B. Stead as director of the Company to serve until our 2017 Annual Meeting of Stockholders and until a successor has been elected and qualified, or until earlier resignation, death or removal;

2.	The ratification of the appointment of Burr Pilger Mayer, Inc. as the Company’s independent auditors for the fiscal year ending December 31, 2016; and

3.	The approval on an advisory basis of the compensation paid to certain executive officers.

You may also be asked to transact such other business as may properly come before our Annual Meeting and any postponement or adjournment of our Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on May 11, 2016 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.

By Order of the Board of Directors,

David Earhart
General Counsel and Secretary

Dallas, Texas

May 12, 2016

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED.

Important notice regarding the availability of proxy materials for the 2016 Annual Meeting of Stockholders to be held on May 31, 2016:

This notice of the 2016 Annual Meeting of Stockholders, the proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 are available at www.swkhold.com/investor-relations/proxy.

SWK HOLDINGS CORPORATION

14755 Preston Road, Suite 105

Dallas, Texas 75254

PROXY STATEMENT

May 12, 2016

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of SWK Holdings Corporation, a Delaware corporation, for use at our 2016 Annual Meeting of Stockholders (the “Annual Meeting”) to be held in the 5-Star Conference Center at 14785 Preston Road, Dallas, Texas 75254, on May 31, 2016, at 9:00 a.m., central time, and at any postponement or adjournment of such meeting. This Proxy Statement, the accompanying Notice of the Annual Meeting and form of proxy will first be mailed to our stockholders on or about May 12, 2016. Our stockholders are encouraged to review the information provided in this Proxy Statement in conjunction with our 2015 Annual Report on Form 10-K, a copy of which also accompanies this Proxy Statement. References in this Proxy Statement to “SWK,” “Company,” “we,” “our” and “us” collectively refer to SWK Holdings Corporation.

Many of our stockholders hold their common stock through a broker, bank or other nominee rather than directly in their own name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and obtain a legal proxy from your broker, bank or nominee. Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your shares.

SPECIAL NOTE REGARDING REVERSE STOCK SPLIT

On October 7, 2015, we effected a 1-for-100 reverse stock split of our common stock, immediately followed by a 10-for-1 forward split of our common stock. For holders of greater than 10 shares prior to October 7, 2015, the net effect was a 1-for-10 reverse split. All share and per share information included in this proxy statement has been retroactively adjusted to give effect thereto.

VOTING INFORMATION

Record Date and Quorum

A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority of the shares of our common stock outstanding and entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Only holders of our common stock of record at the close of business on May 11, 2016, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. At the close of business on the record date, we had 13,126,058 shares of common stock outstanding and entitled to vote.

Voting Rights

Only holders of our common stock as of the record date are entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. Shares may not be voted cumulatively. Abstentions and broker non-votes, described below, will be considered as present for purposes of determining a quorum.

5

Required Votes

Proposal 1. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the nominee for election as director who receives the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Proposal 2. The ratification of the Audit Committee’s appointment of Burr Pilger Mayer, Inc. (“BPM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2016, requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal 3. The approval, on an advisory basis, of the compensation paid to certain executive officers requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

The Board recommends a vote FOR (i) the nominee for director; (ii) the ratification of the appointment of BPM; and (iii) approval, on an advisory basis, of the compensation paid to certain executive officers.

If any other matter is properly submitted to stockholders at the Annual Meeting, its adoption will generally require the affirmative vote of holders of a majority of votes cast on the proposal, in person or by proxy. The Board does not propose to conduct any business at the Annual Meeting other than as stated above. If you grant a proxy, Winston L. Black, Chief Executive Officer; Charles Jacobson, Chief Financial Officer; and David Earhart, General Counsel and Secretary (collectively referred to as the “proxyholders”) will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Under our By-laws, the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed, and accordingly, stockholders may not present any additional proposals at the Annual Meeting.

Tabulation of Votes

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. We intend to announce the preliminary voting results at the Annual Meeting, and in accordance with rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final results in a current report on Form 8-K within four business days of the Annual Meeting.

Voting by Stockholders of Record and Beneficial Owners

Stockholders of Record.    If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in accordance with the recommendations of the Board on such matters.

If you are a stockholder of record and attend the Annual Meeting, you may deliver your completed proxy card or vote by ballot. Even if you plan to be present at the Annual Meeting, we encourage you to deliver your completed proxy card prior to the meeting.

Beneficial Owners.    If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the bank, broker or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law, a bank, broker or nominee has the discretion to vote on routine matters, which includes the ratification of the appointment of an independent registered public accounting firm. For all other matters to be considered at the Annual Meeting, brokers and certain banks and nominees will be unable to vote on your behalf if you do not instruct them how to vote your shares in the manner set forth on your voting instruction card (referred to as “broker non-votes”). Therefore, it is very important for you to vote your shares for each proposal.

6

If you hold your common shares through a bank, broker or other nominee and want to vote such shares in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee giving you the power to vote such shares. Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf.

Expenses of Solicitation of Proxies

We are paying the expenses of soliciting the proxies to be voted at the Annual Meeting. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of the proxies. In these cases, we will, upon their request, reimburse such record holders for their reasonable expenses. Proxies may also be solicited by some of our directors, officers and employees and consultants, without additional compensation, in person or by telephone.

Revocability of Proxies

Stockholders of Record.    You may change your vote at any time before the proxy is exercised by voting in person at the Annual Meeting or by filing with our Secretary either a notice revoking the proxy or a properly signed proxy, in each case bearing a later date. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you file the proper documentation.

Beneficial Owners.    If you hold your shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.

Communicating with Members of the Board

Stockholders may communicate with any of our directors by written mail addressed to the Secretary, SWK Holdings Corporation, 14755 Preston Road, Suite 105, Dallas, Texas 75254. Stockholders are encouraged to include proof of ownership of the Company’s stock in such communications. The Secretary will forward all communications to the applicable director or directors.

Internet Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Stockholders to Be Held May 31, 2016: The Notice of the Annual Meeting, this Proxy Statement, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, are available at www.swkhold.com/investor-relations/proxy.

7

PROPOSAL 1—ELECTION OF DIRECTORS

The number of directors constituting the entire Board is five, comprised of one Class I director, two Class II directors and two Class III directors. The Board is currently comprised of four directors: one Class I director, one Class II director, and two Class III directors. One of the seats for Class II directors is vacant, and may be filled by the Board as provided in our By-laws.

On May 21, 2015, the Company filed a Certificate of Amendment with the Secretary of the State of Delaware (the “Declassification Charter Amendment”) to declassify the Board, which, when fully implemented, will permit stockholders to vote annually for all directors. Prior to the Declassification Charter Amendment, our Board was divided into the three classes noted above, each of which served for staggered three-year terms. Thus, each year, stockholders would elect only one class of directors, constituting approximately one-third of the entire Board.

Under the Declassification Charter Amendment, declassification of the Board will be phased-in beginning with the Annual Meeting. The phase-in allows directors elected at or prior to the Annual Meeting to complete their respective terms. The directors whose terms expire at the Annual Meeting shall be elected to hold office for a one-year term, expiring at the 2017 annual meeting of stockholders. At the 2017 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term, expiring at the 2018 annual meeting of stockholders, and at the 2018 annual meeting of stockholders and each annual meeting of stockholders thereafter, all directors shall be elected for a one-year term, expiring at the next annual meeting of stockholders. Pursuant to such procedures, effective as of the 2018 annual meeting of stockholders, the Board will no longer be classified under Section 141(d) of the Delaware General Corporation Law and directors shall no longer be divided into classes.

The term of our current Class II director, Edward B. Stead, will expire at the Annual Meeting; he has agreed to stand for reelection at the meeting. The term of office of our Class III directors, D. Blair Baker and Christopher W. Haga, will expire at the annual meeting to be held in 2017. The term of office of our Class I director, Michael D. Weinberg, will expire at the annual meeting to be held in 2018.

We have no reason to believe that Mr. Stead will be unable or unwilling to serve if elected. However, if he should become unable for any reason or unwilling to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of Directors.

Director Nominee AND CONTINUING DIRECTOR

The following table sets forth the names of the director nominee and our continuing directors and information about each (including their ages as of May 11, 2016):

		Committee		Director
Name	Age	Memberships	Principal Occupation	Since

Michael D. Weinberg	51	Governance, Compensation	Employee of Carlson Capital, L.P.	2009

D. Blair Baker	55	Audit	President, Precept Capital Management	2014

Christopher W. Haga	48	Compensation	Portfolio Manager and Head of Strategic Investments, Carlson Capital, L.P.	2014

Edward B. Stead	69	Audit, Governance	Private Investor	2014

8

Director Nominee

Edward B. Stead. Mr. Stead was appointed to the Board in August 2014. Mr. Stead began his career as a lawyer at IBM from 1973 to 1985. He then served at Apple Computer, Inc. from 1987 until 1996, where he held titles up to and including Senior Vice President, General Counsel and Secretary. At Apple, Mr. Stead led the significant advance of Apple in filing of patented inventions. He also served as Executive Vice President, General Counsel and Secretary of Blockbuster, Inc. from 1997 until 2006. Mr. Stead has served on the Legal Advisory Boards of both the NYSE and the NASD. He is currently a member of the American Law Institute and serves on the Advisory Boards of the Perot Museum on Nature and Science as well as the Booker T. Washington High School for the Performing and Visual Arts. Mr. Stead’s current primary occupation is a private investor.

Continuing Directors

Michael D.  Weinberg.   Mr. Weinberg has served on the Board since December 2009 and was recommended as a nominee to the Board by Carlson Capital, L.P.  (“Carlson Capital”), an investment management business which, as of May 11, 2016, beneficially owned 69.0% of our outstanding Common Stock. Mr. Weinberg is Managing Director - Special Projects for Carlson Capital and has served in a variety of investment and operational roles at Carlson Capital since November 1999. From January 1996 to November 1999, Mr. Weinberg was Director of Investments at Richmont Capital Partners, L.P., the investment affiliate of privately-held Mary Kay Cosmetics. Prior to Mary Kay, Mr. Weinberg also held positions as an analyst for Greenbrier Partners, a value oriented hedge fund, and as an associate attorney for the law firm of Baker Botts L.L.P. Mr. Weinberg holds a B.A. degree from the Plan II Liberal Arts Honors Program and a J.D. degree, both from the University of Texas at Austin. Mr. Weinberg is a CFA Charterholder.  Mr. Weinberg is also a Director of Barbican Holding Company Limited, a Guernsey based insurance holding company.

D. Blair Baker. Mr. Baker was appointed to the Board in August 2014. Mr. Baker has served as the president of Precept Capital Management (“Precept”), an investment management company based in Dallas, Texas, since he founded Precept in 1998. Precept invests across multiple industries and asset types, focusing primarily on publicly-traded securities. His investments in the healthcare sector have included pharmaceutical, medical device, biotech, medical services and medical technology. He has extensive relationships throughout the industry. Mr. Baker also formed an oil and gas operating company with ongoing operations in the Fort Worth Basin in North Texas. Other relevant prior experience includes Mr. Baker’s position as vice president and securities analyst covering telecommunications equipment companies at Rauscher Pierce Refsnes (later acquired by RBC) and as a member of the research team at Friess Associates that managed $7 billion of client assets.

Christopher W. Haga. Mr. Haga was appointed to the Board in August 2014, Mr. Haga is Portfolio Manager and Head of Strategic Investments at Carlson Capital. Mr. Haga, who joined Carlson Capital in 2003, has 22 years of experience in public and private investing, investment banking and structured finance. His role at Carlson Capital includes public and private investing in financial institutions, energy companies and special situations. Prior to Carlson Capital, Mr. Haga held investment banking and principal investing roles at RBC Capital Markets, Stephens, Inc., Lehman Brothers (London) and Alex. Brown & Sons. Mr. Haga holds a B.S. degree in Business Administration from the University of North Carolina at Chapel Hill and an M.B.A. degree from the University of Virginia. Mr. Haga is also Chairman of Barbican Holding Company Limited, a Guernsey based insurance holding company.

The Board recommends a vote FOR the election of the director nominee.

9

Board Meetings, Director Independence and Annual Meeting Attendance

Independence

The Board has adopted the definitions, standards and exceptions to the standards for evaluating director independence provided in The Nasdaq Stock Market rules, and determined that all of our current directors, Mr. Baker, Mr. Haga, Mr. Stead and Mr. Weinberg, are independent under the rules of The Nasdaq Stock Market.

       The Board met 9 times in 2015.  During 2015, no director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such director served during the time period for which each such director served on the Board.

Committees of the Board

The Board has three standing committees: the audit committee, the compensation committee, and the governance and nominating committee.

Audit Committee.  We have a standing audit committee of the Board (the “Audit Committee”) established in accordance with Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The members of our Audit Committee are Messrs. Baker (Chair) and Stead.  Each member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under The Nasdaq Stock Market Rules and the rules of the Securities and Exchange Commission (“SEC”).  In addition, the Board determined that Mr. Baker and Mr. Stead are each considered an “audit committee financial expert” as defined in the rules of the SEC.

The Audit Committee met 4 times in 2015.  The Board has adopted a written charter for the Audit Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com).  The principal functions of the Audit Committee are to oversee our accounting and financial reporting processes and the audits of our financial statements, oversee our relationship with our independent auditors, including selecting, evaluating and setting the compensation of, and approving all audit and non-audit services to be performed by the independent auditors, and facilitate communication among our independent auditors and our financial and senior management.

Compensation Committee.  We have a standing compensation committee of the Board (the “Compensation Committee”).  The members of our Compensation Committee are Messrs. Weinberg (Chair) and Haga.

The Compensation Committee met one time in 2015.  Each current member of the Compensation Committee meets the independence and other requirements to serve on our Compensation Committee under The Nasdaq Stock Market Rules and the rules of the SEC.

The Board has adopted a written charter for the Compensation Committee, a copy of which is posted in the corporate governance section of our Internet website (at www.swkhold.com).  The Compensation Committee has responsibilities relating to the performance evaluation and the compensation of our Chief Executive Officer, the compensation of our executive officers and directors and our significant compensation arrangements, plans, policies and programs, including our stock compensation plans.  Certain of our executive officers, our outside counsel and consultants may occasionally attend the meetings of the Compensation Committee.  However, no officer of the Company is present during discussions or deliberations regarding that officer’s own compensation.

Governance and Nominating Committee.  We have a standing governance and nominating committee of the Board (the “Governance and Nominating Committee”).  The members of our Governance and Nominating Committee are Mr. Weinberg (Chair) and Mr. Stead. The Governance and Nominating Committee met one time in 2015.  It took all required action by written consent. Each of Messrs. Weinberg and Stead meets the independence and other requirements to serve on our Governance and Nominating Committee under The Nasdaq Stock Market Rules and the rules of the SEC.

The Board has adopted a written charter for the Governance and Nominating Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com).  The Governance and Nominating Committee considers the performance of the members of the Board and nominees for director positions and evaluates and oversees corporate governance and related issues.

10

The goal of the Governance and Nominating Committee is to ensure that the members of the Board possess a variety of perspectives and skills derived from high-quality business and professional experience.  The Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board.  To this end, the Governance and Nominating Committee seeks nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen and the ability to think strategically.  Although the Governance and Nominating Committee uses these and other criteria to evaluate potential nominees to the Board, it has no stated minimum criteria for such nominees.  The Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders.  To date, we have not paid any third parties to assist us in this process.

The Governance and Nominating Committee will consider stockholder recommendations for director candidates.  The Governance and Nominating Committee has established the following procedure for stockholders to submit such recommendations for which there has been no material change: the stockholder should send the name of the individual and related personal and professional information, including a list of references to our Governance and Nominating Committee, in care of the Corporate Secretary at our principal executive offices, sufficiently in advance of the annual meeting to allow the Governance and Nominating committee appropriate time to consider the recommendation.

Board Leadership Structure and Risk Oversight

We separated the roles of Chief Executive Officer and Chairman of the Board.  Mr. Weinberg serves as Chairman of the Board, while Mr. Black serves as Chief Executive Officer of the Company.  The Board believes the separation of these roles enables effective oversight of management and provides checks and balances with respect to the decision making process at the Company.

The Board, in conjunction with the Company’s officers, is responsible for considering, identifying and managing material risks to the Company.  The audit committee plays a critical role in evaluating and managing internal controls, financial risk exposure and monitoring the activities of the Company’s independent registered public accounting firm.  The entire Board also receives updates at each Board meeting regarding any material risks from the Company’s management.

Compensation of Directors

For 2014, each non-employee director was granted 3,500 restricted shares of our common stock. The restricted stock fully vested on January 31, 2015 and would have been forfeited if the Board member did not complete the year of service, unless otherwise provided.

Beginning January 2015, the Company amended the compensation structure for non-employee directors to provide for (i) an annual cash retainer of $45,000 and (ii) a grant of 1,000 shares of restricted stock. In addition, each member of (i) the Audit Committee is entitled to an additional annual retainer of $10,000; (ii) the Compensation Committee is entitled to an additional annual retainer of $1,000; and (iii) the Governance and Nominating Committee is entitled to an additional annual retainer of $2,000. The foregoing is paid quarterly in arrears on each of March 31, June 30, September 30, and December 31. Each non-employee director may elect to receive 100 percent of the cash retainer payable, including committee fees, in shares of common stock on the closing price of the common stock on the date of payment. Any common stock issued for such compensation vests immediately upon issuance.

We reimburse our directors for reasonable travel and other reasonable expenses incurred in connection with attending the meetings of the Board.  The Company is also party to indemnification agreements with each of its directors.

11

2015 Director Compensation

The table below summarizes the compensation paid by the Company to our directors for the fiscal year ended December 31, 2015.  Mr. Pope, as a former executive officer of the Company, did not receive any additional compensation for his service on the Board.

	Fees Earned or Pain in Cash	Stock Award (1)	Total
Name	($)	($)	($)
D. Blair Baker	$—	$69,425	$69,425
Christopher W. Haga	—	60,425	60,425
J. Brett Pope	—	—	—
Edward B. Stead	—	71,425	71,425
Michael D. Weinberg	—	62,425	62,425

(1)	The amounts reported represent the stock-based compensation expense that was calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). Information about the assumptions used to value these awards can be found in Note 8 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. As described above, adjusted retroactively to reflect a net 1-for-10 reverse split effective October 7, 2015, Mr. Weinberg was granted 3,500 shares of restricted stock on January 31, 2014, and Messrs. Baker, Haga and Stead were each granted 1,122 shares of restricted stock on January 9, 2015, for their service on the board of directors for fiscal year 2014. The shares granted to Messrs. Baker, Haga, Stead and Weinberg vested on January 31, 2015 and are not included in the table above.

12

EXECUTIVE OFFICERS

Winston Black.  Mr. Black, age 40, was appointed CEO in January 2016. Prior to that time, Mr. Black served as Managing Director. Mr. Black joined SWK in May 2012 from PBS Capital Management, LLC, an investment management business investing in pharmaceutical royalties and healthcare equities that Mr. Black co-founded in 2009. Prior to PBS Capital, Mr. Black was a Senior Portfolio Analyst at Highland Capital Management, L.P. from September 2007 to March 2009 where he managed a portfolio of approximately $2 billion in healthcare investments. Prior to joining Highland, Mr. Black served as COO/Analyst and Chief Compliance Officer at Mallette Capital Management, Inc., a $200 million biotech focused hedge fund. Prior to Mallette Capital, Mr. Black was Vice President, Corporate Development for ATX Communications, Inc. Mr. Black began his career as an Analyst in the Healthcare and Telecommunications groups at Salomon Smith Barney. Mr. Black received MBAs with distinction from both Columbia Business School and London Business School and received a BA in Economics from Duke University, where he graduated Cum Laude.

Charles Jacobson. Charles Jacobson, age 44, was appointed CFO in September 2012. He serves as the CEO and Managing Director of Pine Hill Group, LLC (“Pine Hill”), a consulting firm which he co-founded in 2007. Pine Hill provides management level finance, accounting and transaction advisory services to middle market public and private companies. Since 2015, Mr. Jacobson serves as CFO and Director of Parkview Capital Credit, Inc., a Business Development Corporation providing mezzanine debt and equity capital to lower middle market companies. From 2012 to 2013, Mr. Jacobson served as CEO and CFO of Pro Capital, LLC (“Pro Cap”), an investment management business specializing in investments of municipal tax liens. Mr. Jacobson also served on Pro Cap’s board of managers from 2012 to 2014. From 2008 to 2011, Mr. Jacobson served as CFO of FS Investment Corporation pursuant to an agreement between Pine Hill and FS Investment Corporation. From 2001 to 2007, Mr. Jacobson worked for ATX Communications, Inc. (“ATX”), becoming the organization’s senior vice president of finance where he was responsible for managing ATX’s finance organization. Prior to working for ATX, Mr. Jacobson held senior managerial audit positions with Ernst & Young LLP from 1999 to 2000 and with BDO Seidman, LLP from 1996 to 1999, where he was responsible for audit engagements of private, pre-IPO and publicly traded companies in a variety of different industries. Mr. Jacobson began his professional career in 1993 at a regional public accounting firm where he performed audits on governmental entities. Mr. Jacobson is a Certified Public Accountant and holds a B.S. in Accounting from Rutgers University.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The table below summarizes the total compensation earned by each of the named executive officers for the fiscal years ended December 31, 2015, and 2014.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	Total
J. Brett Pope, Former CEO (1)	2015	$240,000	$0	$0	$240,000
	2014	212,180	324,841	162,187	699,838

Winston Black, CEO (2)	2015	$240,000	$428,871	$0	$668,871
	2014	212,180	324,841	162,187	699,838

Charles Jacobson, CFO (3)	2015	—	—	—	—
	2014	—	—	—	—

(1)	Resigned in January 2016.
(2)	Appointed CEO in January 2016. During 2014 and 2015, Mr. Black served as Managing Director.
(3)	Mr. Jacobson was appointed CEO effective September 4, 2012. He is not an employee of the Company and receives no salary or other compensation from the Company. He serves as the Company’s CFO pursuant to an agreement between the Company and Pine Hill. All of Mr. Jacobson’s compensation is paid by Pine Hill.

13

Salary

The amount in the Salary column represents the base salary earned by each of the Named Executive Officers in the applicable year.

Bonus

The amounts in the bonus column represent bonus awards to Messrs. Pope and Black calculated in accordance with their employment agreements. The bonus for 2014 was paid in April 2015, and the bonus for 2015 was paid in May 2016.

Option Awards

The values for option awards in this column represent the grant date fair value of stock options granted in 2015, computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these awards can be found in Note 8 to the Company’s consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. On August 18, 2014, each of Messrs. Pope and Black were granted options to acquire 10,000 shares of common stock, at an exercise price of $13.70 per share. Fifty percent of the options vest annually over 4 years beginning December 31, 2015, and fifty percent vest if the 30-day average closing stock price exceeds $20.60 prior to December 31, 2018. The option awards for Messrs. Pope and Black have adjusted retroactively to reflect a net 1-for-10 reverse split effective October 7, 2015.

Material Terms of Employment

On August 18, 2014, the Company entered into new employment agreements with each of Messrs. Pope and Black for terms expiring on December 31, 2018, unless earlier terminated (the “Term”). The agreements provide for annual salaries of (i) $200,000 through December 31, 2014 and (ii) $240,000 beginning January 1, 2015 through the end of the Term each, plus an annual bonus potential based on the Company’s annual pre-tax profit. The total bonus pool for 2015 will equal (i) 10.5 percent of the average pre-tax profit (as defined in the agreements) for 2015 and 2014 multiplied by (ii) one plus 50 percent of the Return on Equity (as defined in the agreements), subject to certain adjustments. For 2016 and beyond, the total bonus pool will equal (i) 11.0 percent of the average pre-tax profit for the year of calculation and the immediately prior year multiplied by (ii) one plus 50 percent of the Return on Equity (as defined in the agreements), subject to certain adjustments. Both Mr. Pope’s and Mr. Black’s employment agreements provide for 6 months’ severance in the event that Mr. Pope or Mr. Black is terminated by the Company without cause or he resigns for good reason. In addition, the Company can elect to pay Mr. Pope and Mr. Black their annual salaries for up to eighteen months (following the six months’ severance period) to enforce a non-compete and non-solicitation agreement for up to two years from the date of their separation from the Company. The Company is also party to indemnification agreements with its executive officers that may require the Company to indemnify such officers against liabilities that may arise by reason of the officers’ status or service.

On January 12, 2016, the Company entered into a termination of employment agreement with Mr. Pope. Effective January 12, 2016, Mr. Pope terminated his position as the Company’s Chief Executive Officer and member of the Board. In connection with his Termination of Employment Agreement, Mr. Pope agreed to a two-year non-solicitation covenant and a one-year non-compete covenant. Under the terms of Mr. Pope’s severance agreement, the Company approved the cashless exercise of 18,750 vested stock options, which were exercised on March 8, 2016, and the remaining 156,250 unvested stock options were forfeited (adjusted retroactively to reflect a net 1-for-10 reverse split effective October 7, 2015).

Since the other employees of the Company are at will, the Company does not believe that there are any material risks arising from the Company’s compensation policies and practices for its employees.

14

2010 Equity Incentive Plan

On November 8, 2010, the Board approved the 2010 SWK Holdings Corporation Equity Incentive Plan (the “2010 Plan”).  The purpose of the 2010 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company’s future performance through the grant of equity awards.  The 2010 Plan is administered by the Compensation Committee of the Board.   The 2010 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof.  The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests.  At any time after the grant of an award, the administrator may accelerate the period during which the award vests.

Outstanding Equity Awards at December 31, 2015

Below are the options outstanding for the Company’s named executive officers as of December 31, 2015.  The options have been adjusted retroactively to reflect a net 1-for-10 reverse split effective October 7, 2015.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date ($)
J. Brett Pope (1)	75,000	(2)	$8.30	12/31/2022
	100,000	(3)	$13.70	8/18/2024
Winston Black	75,000	(2)	$8.30	12/31/2022
	100,000	(3)	$13.70	8/18/2014

(1)	Mr. Pope resigned in January 2016. All unexercised options were cancelled at that time.
(2)	The options vest in 25 percent increments based upon the Company’s 60-day average stock price performance between $12.40 and $24.90 prior to December 31, 2018.
(3)	Fifty percent of the options vest over 4 years beginning December 31, 2016 and fifty percent vest if the 30-day average closing stock price exceeds $20.60 prior to December 31, 2018.

2015 Option Exercises

None of our named executive officers acquired shares of our common stock pursuant to the exercise of options during our fiscal year ended December 31, 2015.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Messrs. Weinberg and Haga. No members of our Compensation Committee were employees of SWK during 2015. During 2015, none of our executive officers served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or our Compensation Committee.

15

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Burr Pilger Mayer, Inc. (“BPM”) as the Company’s independent registered public accounting firm to perform the audit of our financial statements for the year ending December 31, 2016, and our stockholders are being asked to ratify this appointment. Our organizational documents do not require our stockholders to ratify the appointment of BPM as our independent registered public accounting firm. We are submitting the appointment of BPM to our stockholders for ratification because we believe it is a matter of good corporate practice. The Audit Committee will take your vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. However, even if the stockholders ratify the appointment of BPM, the Audit Committee may in its sole discretion terminate the engagement of BPM and direct the appointment of another independent auditor at any time during the year, although it has no current intent to do so.

Representatives of BPM are expected to be present in person or by telephone at the Annual Meeting. If present, such representatives will have the opportunity to make a statement at the Annual Meeting if they wish and they will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR the ratification of the appointment of Burr Pilger Mayer, Inc. as our independent registered public accounting firm.

2015 and 2014 Audit Fee Summary

BPM audited our financial statements for the years ended December 31, 2015, and 2014.  Set forth below are the aggregated fees (in thousands) billed for audit and other services provided by BPM for 2015 and 2014:

	Year Ended December 31,
	2015	2014
Audit fees (1)	$139	$124
Audit-Related fees (2)	3	30
Tax fees	—	—
All other fees	—	—
Total fees	$142	$154

(1)      Consists of fees billed for professional services rendered for the audit of our annual financial statements and review of our quarterly condensed financial statements and services, such as consents and review of SEC comment letters that are normally provided by BPM in connection with statutory and regulatory filing engagements.

(2)      Consists of fees billed for professional services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit fees”. In 2014, these services included due diligence services pertaining to the rights offering and the securities purchase transaction with affiliates of Carlson Capital, LP.

Our Audit Committee considers at least annually whether the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence.  This process includes:

●	Obtaining and reviewing, on at least an annual basis, a letter from the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and the Company required to be disclosed by Public Company Accounting Oversight Board standards, reviewing the nature and scope of such relationships, discussing these relationships with the independent registered public accounting firm and discontinuing any relationships that the Audit Committee believes could compromise the independence of the registered public accounting firm.

●	Obtaining reports of all non-audit services proposed to be performed by the independent registered public accounting firm before such services are performed, reviewing and approving or prohibiting, as appropriate, any non-audit services not permitted by applicable law. The Audit Committee may delegate authority to review and approve or prohibit non-audit services to one or more members of the Audit Committee, and direct that any approval so granted be reported to the Audit Committee at a following meeting of the Audit Committee.

All services provided by the Company’s independent registered public accounting firm in fiscal years 2015 and 2014 were approved in advance by the Audit Committee.

16

Audit Committee Pre-Approval Policies and Procedures

All audit and permitted non-audit services to be performed for the Company by its independent registered public accounting firm must be pre-approved by the Audit Committee to assure that the provision of such services do not impair the firm’s independence.  The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditors to management.

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.  All other audit services not otherwise included in the annual audit services engagement must be specifically pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

The purpose of the Audit Committee of SWK Holdings Corporation (the “Company”) is to assist the Board in its oversight of the financial accounting, reporting and controls. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent” as set forth in the listing standards of The Nasdaq Stock Market. The Audit Committee operates pursuant to a charter, a copy of which is available under the heading “Corporate Governance” on the Company’s website (www.swkhold.com). The Audit Committee meets with the Company’s management and with our independent registered public accounting firm, with and without management present, to discuss the scope and plans for their audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee met 4 times during 2015.

The current members of the Audit Committee are Mr. Baker and Mr. Stead.

In performing its oversight role during the period since its last report, the Audit Committee reviewed and discussed the Company’s audited financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm, Burr Pilger Mayer, Inc. (“BPM”) by PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence” and discussed with BPM its independence from the Company. Based on the discussions with management and BPM, the Audit Committee previously recommended to the Board that the Company’s audited financial statements that were reviewed by the Audit Committee and discussed with management and BPM be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

The members of the Audit Committee rely on the information provided to them and on the representations made to the Audit Committee by the Company’s management and independent registered public accounting firm without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee’s oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not ensure that any audit of the Company’s financial statements conducted by independent registered public accounting firm has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

AUDIT COMMITTEE
D. Blair Baker (Chairperson)
Edward B. Stead

17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of May 11, 2016, by the following individuals or groups:

●	each person or entity who is known by us to own beneficially more than five percent of our outstanding stock;
●	each of our named executive officers;
●	each of our directors; and
●	all current directors and executive officers as a group.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities.  Applicable percentage ownership in the following table is based on 13,257,308 shares of common stock outstanding as of April 30, 2016, as adjusted to include options and warrants exercisable within 60 days of April 30, 2016 held by the indicated stockholder or stockholders.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o the Company.  Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them.  To determine the number of shares beneficially owned by persons other than our directors, executive officers and their affiliates, we have relied on beneficial ownership reports filed by such persons with the SEC.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
D. Blair Baker	8,648	*
Winston Black (1)	40,344	*
Christopher W. Haga (2)	7,839	*
Charles Jacobson	606	*
J. Brett Pope(3)	41,907	*
Edward B. Stead	6,784	*
Michael D. Weinberg (4)	46,897	*
All current and former executive officers and directors as a group (6 persons)	153,025	1.2%

5% Stockholders
Entities affiliated with Carlson Capital, L.P. (5)	9,147,019	69.2%

*Less than one percent.

(1)	Includes options to acquire 31,250 shares of common stock that are currently exercisable. Excludes options to acquire 106,250 shares of common stock that vest based upon the 60-day average closing price of the Company’s common stock and options to acquire 37,500 shares of common stock that vest between December 31, 2016 and December 31, 2018.
(2)	Mr. Haga and Carlson Capital, L.P. have advised the Company that Mr. Haga is an employee of Carlson Capital, L.P., but is not a controlling person thereof.
(3)	Per Form 4 filed August 20, 2015. Includes the cashless exercise of options to acquire 3,999 shares on March 8, 2016.
(4)	Mr. Weinberg and Carlson Capital, L.P. have advised the Company that Mr. Weinberg is an employee of Carlson Capital, L.P., but is not a controlling person thereof.
(5)	Based solely on the Form 4 filed on December 5, 2015, with the SEC reporting beneficial ownership of 9,047,018 shares. The shares are directly beneficially owned by Double Black Diamond Offshore Ltd. and Black Diamond Offshore Ltd. (together, the “Funds”). Includes 100,000 shares issuable upon the exercise of a warrant held by Double Black Diamond L.P. (“Double Black”). Carlson Capital, L.P. is the investment manager of the Funds and Double Black. Asgard Investment Corp. (“Asgard”) is the general partner of Carlson Capital. Clint D. Carlson is the President of Asgard and the Chief Executive Officer of Carlson Capital. Carlson Capital disclaims beneficial ownership of any and all such shares in excess of their pecuniary interest therein. The principal business address of Carlson Capital is 2100 McKinney Avenue, Suite 1800, Dallas, TX 75201.

18

Equity Compensation Plan Information

The following table provides information as of December 31, 2015, with respect to the shares of common stock issuable under existing equity compensation plans. The category “Equity compensation plans not approved by security holders” in the table below consists of the SWK Holdings Corporation 2010 Equity Incentive Plan, which has not been approved by our stockholders.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans not approved by security holders	462,500	$11.39	344,774
Total	462,500	$11.39	344,774

CODE OF ETHICS AND CONDUCT

The Board has adopted a Code of Ethics and Conduct applicable to all directors, officers and employees of the Company, as required by applicable securities laws and the rules of the SEC. A copy of the Code of Ethics and Conduct is posted in the Corporate Governance section of our Internet website at www.swkhold.com.

19

TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee Charter requires our Audit Committee to review and approve certain transactions between us and our executive officers and directors and greater than 5 percent beneficial owners of our common stock, and each of their immediate family members. Transactions subject to the review and approval of the Audit Committee (or another independent body of the Board) include transactions between us and the related person in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which such person has or will have a direct or indirect material interest. To identify any related party transactions, each year, we submit and require our directors and officers to complete director and officer questionnaires identifying any transactions with us in which the executive officer or director or their family members has an interest. In addition, the Board determines, on an annual basis, which members of the Board meet the definition of independent director as defined in the rules of The Nasdaq Stock Market and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. In approving or rejecting any such transaction, the Audit Committee, considers the relevant facts and circumstances available to it, including but not limited to the risks, costs, benefits to our company, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our Audit Committee approves only those transactions that it determines in good faith, are in, or are not inconsistent with, our best interests.

Certain Transactions with Related Persons

Carlson Capital

Equity Issuance

In a series of transactions, the Company issued to funds affiliated with Carlson Capital 7,334,853 newly issued shares of Common Stock for a purchase price of $13.70 per share or an aggregate purchase price of $100,487,279. In connection with the transactions described above, the Company agreed to reimburse the funds affiliated with Carlson Capital for up to $900,000 in transaction expenses, the Company has reimbursed the funds approximately $547,881 and does not anticipate paying any additional related transaction expenses. The board appointed a special committee of uninterested directors to negotiate the terms of the transaction.

Credit Agreement

On September 6, 2013, we entered into a credit facility with Double Black Diamond, L.P. (“Double Black”), an affiliate of Carlson. The credit facility provides us financing, primarily for the purchase of eligible investments. The facility works as a delayed draw credit facility where we have the ability to draw down, as necessary, during the draw period up to $30 million, based on certain conditions. The draw period expired on March 6, 2015 and no amounts are outstanding under the facility. Double Black, as lender, received a security interest in substantially all of our assets as collateral for the facility. In conjunction with the credit facility, we issued warrants to Double Black, for 100,000 shares of our common stock at a strike price of $13.875. The warrants have a price dilution mechanism that was triggered by the price that shares were sold in a rights offering by us, and as a result, the strike price of the warrants was reduced to $13.48. The board appointed a special committee of disinterested directors to negotiate the terms of the transaction.

During 2015, we did not pay Double Black any amounts in interest or fees associated with the credit facility.

In the opinion of management, the above-described transactions are fair and reasonable and are as favorable to the Company as those that could have been obtained from unrelated third parties.

Except as otherwise set forth in this proxy statement, there have not been, and there are not currently proposed, any transactions or series of similar transactions in which we were or will be a participant in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of 5 percent or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

20

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of the Board, our executive officers and persons who beneficially own more than 10 percent of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely on (i) information provided to us by our current officers and directors and (ii) our review of reporting forms filed by our directors, executive officers and persons who beneficially own more than 10 percent of our outstanding common stock, we believe that during 2015 such persons filed the reports required under Section 16(a) of the Exchange Act on a timely basis.

PROPOSAL 3—ADVISORY VOTE ON COMPENSATION OF CERTAIN EXECUTIVES

We are providing stockholders with an advisory vote on executive compensation, or “Say on Pay.” The Say on Pay vote is a non-binding advisory vote on the compensation of our named executive officers, as described in the Executive Compensation section of this proxy statement, including the compensation tables and accompanying narrative disclosure. Although non-binding, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

We strongly believe that our ability to retain and motivate our senior management is essential for us to execute our business plan. We place great importance on the consistency of our senior management in achieving results that we believe will enhance long-term stockholder value.

Stockholders are urged to read the Executive Compensation section of this proxy statement, including the compensation tables and the accompanying narrative disclosure, which discusses our compensation philosophy, policies and procedures, as well as outlines the compensation of our named executive officers in fiscal 2015. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Executive Compensation section are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our named executive officers in fiscal 2015 reflects and supports these compensation policies and procedures.

Accordingly, we ask our stockholders to approve the following resolution:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related material disclosed in the proxy statement for the 2016 Annual Meeting of Stockholders.”

The Board of Directors recommends a vote FOR adoption of the resolution approving, on an advisory basis the compensation of certain executive officers.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2017 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by us at our principal executive offices by the close of business on January 12, 2017 As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2017 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at our principal executive offices by January 20, 2017.

The above-mentioned proposals must also be in compliance with our By-Laws and the proxy solicitation rules of the SEC, including but not limited to the information requirements set forth in our By-Laws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

21

HOUSEHOLDING

The SEC allows us to deliver a single set of proxy materials to an address shared by two or more of our stockholders.  This delivery method, referred to as “householding,” can result in significant cost savings for the Company.  As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker, bank or other nominee may receive only one copy of the proxy materials, unless the broker, bank or other nominee has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other nominees have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Beneficial owners that desire to eliminate duplicate mailings should contact their broker, bank or other nominee for more information, and stockholders of record should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered.  A stockholder preferring to receive his or her own set of proxy materials now or in the future, should contact Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

OTHER BUSINESS

As of the date of this proxy statement, SWK received no proposal, nomination for director or other business submitted in accordance with its bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this proxy statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.

By order of the Board of Directors,

Winston L. Black III

Chief Executive Officer

Whether or not you plan to attend the 2016 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

22

IMPORTANT ANNUAL MEETING INFORMATION SWK HOLDINGS CORPORATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02DA0D 1 U P X + Annual Meeting Proxy Card . B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposals 2 and 3. 2. To ratify Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEE AND THE PROPOSALS, AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. 01 - Edward B. Stead 1. Election of Class II director: For Withhold For Against Abstain 3. To approve on an advisory basis of the compensation paid to certain executive officers. For Against Abstain MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 7 9 6 1 3 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by May 30, 2016 at 5:00pm., Eastern Time. Vote by Internet • Go to www.investorvote.com/SWKH • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

ANNUAL MEETING OF STOCKHOLDERS May 31, 2016 9:00 a.m. Central Time 5-Star Conference Center, 14785 Preston Road, Dallas, TX 75254 SWK HOLDINGS CORPORATION 14755 Preston Road, Suite 105, Dallas, TX 75254 The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on May 31, 2016 and appoints Winston Black, Charles Jacobson and David R. Earhart or any one of them, with full power of substitution, as proxy for the undersigned, to vote all shares of common stock, $0.001 par value per share, of SWK Holdings Corporation, owned of record by the undersigned, with all powers the undersigned would have if personally present at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on May 31, 2016 at 9:00 a.m. (Central Time) at 5-Star Conference Center, 14785 Preston Road, Dallas, TX 75254, and any adjournments or postponements thereof for any purpose. If no choice is specified, the proxy will be voted FOR the nominee and Proposals 2 and 3. THIS PROXY CARD, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY CARD WILL BE VOTED IN FAVOR OF THE NOMINEE LISTED ON THE REVERSE SIDE AND IN FAVOR OF THE OTHER PROPOSALS, AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. Mark, sign and date your proxy card and return it in the postage-paid envelope provided. See reverse side for voting instructions. Proxy — SWK HOLDINGS CORPORATION C Non-Voting Items Change of Address — Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

IMPORTANT ANNUAL MEETING INFORMATION SWK HOLDINGS CORPORATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02DA1C 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card . + B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposals 2 and 3. 2. To ratify Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEE AND THE PROPOSALS, AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. 01 - Edward B. Stead 1. Election of Class II director: For Withhold For Against Abstain 3. To approve on an advisory basis of the compensation paid to certain executive officers. For Against Abstain MMMMMMMMMMMM 2 7 9 6 1 3 2 MMMMMMMMM

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Proxy — SWK HOLDINGS CORPORATION ANNUAL MEETING OF STOCKHOLDERS May 31, 2016 9:00 a.m. Central Time 5-Star Conference Center, 14785 Preston Road, Dallas, TX 75254 SWK HOLDINGS CORPORATION 14755 Preston Road, Suite 105, Dallas, TX 75254 The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on May 31, 2016 and appoints Winston Black, Charles Jacobson and David R. Earhart or any one of them, with full power of substitution, as proxy for the undersigned, to vote all shares of common stock, $0.001 par value per share, of SWK Holdings Corporation, owned of record by the undersigned, with all powers the undersigned would have if personally present at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on May 31, 2016 at 9:00 a.m. (Central Time) at 5-Star Conference Center, 14785 Preston Road, Dallas, TX 75254, and any adjournments or postponements thereof for any purpose. If no choice is specified, the proxy will be voted FOR the nominee and Proposals 2 and 3. THIS PROXY CARD, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY CARD WILL BE VOTED IN FAVOR OF THE NOMINEE LISTED ON THE REVERSE SIDE AND IN FAVOR OF THE OTHER PROPOSALS, AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. Mark, sign and date your proxy card and return it in the postage-paid envelope provided. See reverse side for voting instructions.